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                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Rob Weiskopf
Aware, Inc.
781-276-4000


                     AWARE, INC. REPORTS 2005 SECOND QUARTER

                                FINANCIAL RESULTS


BEDFORD, MASS. - AUGUST 4, 2005 - Aware, Inc. (NASDAQ: AWRE), a worldwide leader and innovator of broadband intellectual property, today reported financial results for its second quarter ended June 30, 2005.

Revenues for the second quarter of 2005 were $2.7 million compared to $3.7 million for the same period last year. Net loss for the second quarter of 2005 was $1.5 million, or $0.07 per share, compared to a net loss of $0.8 million, or $0.04 per share, for the year-ago period.

For the six months ended June 30, 2005, revenues were $6.9 million compared to $7.3 million in the same period last year. Net loss for the six months ended
June 30, 2005 was $1.8 million or $0.08 per share, compared to a net loss of $2.0 million, or $0.09 per share, for the year-ago period.

Michael Tzannes, Aware's chief executive officer commented, "We are increasingly confident that our StratiPHY(TM) product family combined with our business model are a recipe for success. We invite you to listen to our conference call today, where we will layout a detailed roadmap for our licensing business and the reason for our optimism." Specifically, Aware will present:

        o Changes underway in the ADSL industry and why they are positive for Aware
        o       The economic challenges facing the DSL semiconductor industry
        o       The Aware solution and why and how Aware can succeed
        o       Reasons we are on the right track


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"We will also discuss progress in our test and diagnostics and biometrics and medical imaging product and market development efforts."

Tzannes added, "From the conclusion of today's conference call until Monday, August 8 at 5:00 p.m., we invite interested parties to submit investor questions via email to INVESTORQUESTIONS@AWARE.COM. We will post questions and answers later in the week on our website."

Note: Aware's conference call will be broadcast live over the Internet today, August 4, 2005 at 5:00 p.m. Eastern Time. To listen to the call, please go to WWW.AWARE.COM, and click on "Investor Relations." The conference call may also be heard by calling (719) 457-2629 and referencing the confirmation number
4164001. A replay of the call will be archived on our website after the call.

About Aware

Aware, Inc. designs, develops, licenses and markets DSL technologies that enable broadband communications over existing telephone networks. Its solutions, including splitterless G.lite, full-rate ADSL, ADSL2, ADSL2+, VDSL2, Bonded
ADSL2+, Dr. DSL(R), StratiPHY(TM), StratiPHY-Bonded(TM), StratiPHY2+(TM),
StratiPHY3(TM) and G.SHDSL, address central office as well as customer premise requirements. Aware is also a leading provider of standards-based biometric transaction and image compression software toolkits. More information can be found at HTTP://WWW.AWARE.COM.




Safe Harbor Warning

Portions of this release contain forward-looking statements regarding future events and are subject to risks and uncertainties, such as estimates or projections of future revenue and earnings and the growth of the DSL market.
Aware wishes to caution you that there are factors that could cause actual results to differ materially from the results indicated by such statements.
These factors include, but are not limited to: we have a unique business model, our quarterly results are difficult to predict, we depend on a limited number of licensees, we derive a significant amount of revenue from a small number of customers, we depend on equipment companies to incorporate our technology into their products, we face intense competition from other DSL vendors, DSL technology competes with other technologies for broadband access, and our business is subject to rapid technological change. We refer you to the documents
Aware files from time to time with the Securities and Exchange Commission, specifically the section titled Risk Factors in our quarterly report on Form
10-Q for the quarter ended March 31, 2005 and other reports and filings made with the Securities and Exchange Commission.


DR. DSL, STRATIPHY, STRATIPHY2+, STRATIPHY3, AND STRATIPHY-BONDED ARE TRADEMARKS
OR REGISTERED TRADEMARKS OF AWARE, INC.


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

                                                         AWARE, INC.
                                            CONSOLIDATED STATEMENTS OF OPERATIONS
                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                               THREE MONTHS ENDED                 SIX MONTHS ENDED
                                                                    JUNE 30,                          JUNE 30,
                                                         -------------------------------    ------------------------------
                                                              2005             2004              2005            2004
                                                         --------------   --------------    --------------  --------------
Revenue:
    Product sales.......................................           $785           $1,028            $1,746          $2,251
    Contract revenue....................................            978            1,791             3,141           3,069
    Royalties...........................................            920              906             2,020           2,007
                                                         --------------   --------------    --------------  --------------
     Total revenue.....................................           2,683            3,725             6,907           7,327

Costs and expenses:
    Cost of product sales...............................             62              195               122             532
    Cost of contract revenue............................            718              653             1,558           1,320
    Research and development............................          2,360            2,503             4,913           5,174
    Selling and marketing...............................            710              667             1,343           1,271
    General and administrative..........................            627              630             1,296           1,223
                                                         --------------   --------------    --------------  --------------
     Total costs and expenses...........................          4,477            4,648             9,232           9,520

Loss from operations....................................         (1,794)            (923)           (2,325)         (2,193)
Interest income.........................................            272              115               489             238
                                                         --------------   --------------    --------------  --------------

Loss before provision for income taxes..................        ($1,522)            (808)           (1,836)         (1,955)
Provision for income taxes..............................              -                -                 -               -
                                                         --------------   --------------    --------------  --------------

Net loss................................................        ($1,522)           ($808)          ($1,836)        ($1,955)
                                                         ==============   ==============    ==============  ==============


Net loss per share - basic and diluted .................         ($0.07)          ($0.04)           ($0.08)         ($0.09)

Weighted average shares - basic and diluted ............         23,019           22,766            22,982          22,759


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                                              AWARE, INC.
                                 CONDENSED CONSOLIDATED BALANCE SHEETS
                                            (IN THOUSANDS)


                                                                   JUNE 30,           DECEMBER 31,
                                                                     2005                 2004
                                                                ---------------     -----------------
ASSETS
     Cash and investments.................................              $38,748               $38,266
     Accounts receivable, net.............................                1,926                 3,070
     Property and equipment, net..........................                8,133                 8,287
     Other assets, net....................................                  638                   560
                                                                ---------------     -----------------

     Total assets.........................................              $49,445               $50,183
                                                                ===============     =================



LIABILITIES AND STOCKHOLDERS' EQUITY

     Total current liabilities............................               $1,976                $1,427

     Total stockholders' equity...........................               47,469                48,756
                                                                ---------------     -----------------

     Total liabilities and stockholders' equity...........              $49,445               $50,183
                                                                ===============     =================
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